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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 1, 1999

                            BIRMAN MANAGED CARE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                         333-11957                          52-1884092
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
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NUMBER)      (IRS EMPLOYER IDENTIFICATION NO.)
     OF INCORPORATION)
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1025 HIGHWAY 111 SOUTH, COOKVILLE, TENNESSEE                     38501
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  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (931) 372-7800

                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

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Item 4. Changes in Registrant's Certifying Accountant.

        On March 26, 1999, Deloitte & Touche LLP ("Deloitte") resigned from its position as the independent auditors of Birman Managed Care, Inc., a Delaware corporation (the "Company").

        Deloitte's reports on the Company's financial statements for the past one year did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

        During the Company's most recent fiscal year and the interim periods ending September 30, 1998 and December 31, 1998, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with their reports. The Company is aware of no such disagreements with Deloitte for the current period. During these periods, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

        The Company requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated April 1, 1999 is filed as Exhibit
16.2 to this Form 8-K.

Item 7. Exhibits.

     16.2 Letter from Deloitte & Touche LLP dated April 1, 1999 on Change in Certified Accountant.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


April 1, 1999                          BIRMAN MANAGED CARE, INC.


                                       /s/ DAVID N. BIRMAN
                                       -----------------------------------------
                                       David N. Birman
                                       Chairman of the Board, President and
                                       Chief Executive Officer


April 1, 1999                          /s/ SUE D. BIRMAN
                                       -----------------------------------------
                                       Sue D. Birman
                                       Executive Vice President
                                       (Principal Accounting Officer)